UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2023
Date of Report (Date of earliest event reported)

GENESIS UNICORN CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41287	85-4283150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Witherspoon Street, Suite 120
Princeton, New Jersey 08540

(Address of Principal Executive Offices, and Zip Code)

(609) 466-0792

Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one redeemable warrant	GENQU	The NASDAQ Stock Market LLC
Class A Common Stock, $0.0001 par value	GENQ	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 26, 2023, Genesis Unicorn Capital Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”), at which the stockholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 5, 2023, which was first mailed by the Company to its stockholders on or about July 5, 2023.

As of June 9, 2023, the record date for the Special Meeting, there were 5,867,515 shares of Class A common stock and 2,156,250 shares of Class B common stock of the Company entitled to be voted at the Special Meeting. There were 6,542,842 shares of common stock representing approximately 81.54% of the issued and outstanding shares of common stock present in person or represented by proxy at the Special Meeting, constituting a quorum for the Special Meeting.

The stockholders approved the Reincorporation Merger Proposal, the Acquisition Merger Proposal, the Nasdaq Proposal and the Governance Proposals.

A summary of the voting results at the Special Meeting is set forth below:

1.	Proposal No. 1 — The Reincorporation Merger Proposal

FOR	AGAINST	ABSTAIN
6,253,887	288,955	0

2.	Proposal No. 2 — The Acquisition Merger Proposal

FOR	AGAINST	ABSTAIN
6,253,887	288,955	0

3.	Proposal No. 3 — The Nasdaq Proposal

FOR	AGAINST	ABSTAIN
6,253,887	288,955	0

4.	Proposal No. 4 — The Governance Proposals

FOR	AGAINST	ABSTAIN
6,253,887	288,955	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting, 5,377,344 shares were tendered for redemption. The Company plans to close the business combination as described in the Proxy Statement as soon as possible and will continue to accept reversal of redemption requests until closing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023

GENESIS UNICORN CAPITAL CORP.

By:	/s/ Samuel Lui
Name:	Samuel Lui
Title:	President and Chief Financial Officer

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